UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2013

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendment and Restatement of the Change in Control and Severance Benefits Plan

Effective November 4, 2013, the Compensation Committee approved and recommended that the Board of Directors (the “Board”) of Calpine Corporation (the “Company”) approve, and the Board of the Company approved an amendment and restatement of the Calpine Corporation Change in Control and Severance Benefits Plan (the “Plan”). The material Plan amendments approved by the Compensation Committee and the Board are summarized below.

With respect to equity awards, the Plan amendments provide that, upon a change in control of the Company or in the event of a Plan participant’s death or disability, all stock options will vest and become exercisable for a specified period of time (the Plan previously only provided for the vesting of stock options upon a change in control), each performance share unit held by a participant will immediately be deemed fully earned, each stock appreciation right held by a participant will immediately vest, the restrictions on all other awards relating to Company common stock held by a participant will immediately lapse, and all such awards will be immediately payable.

With respect to Tier 1 participants, the Plan amendments provide that, in addition to the benefits previously provided by the Plan in the event such a participant’s employment is terminated by the participant for good reason or by the Company without cause (whether or not in connection with a change in control), a Tier 1 participant will also be entitled to a pro-rated annual cash bonus for the year of such termination, which will be payable at such time as the Company pays annual bonuses for such year generally.

With respect to severance benefits provided in the event that a participant’s employment is terminated in connection with a change in control, the Plan amendments provide that (a) any participant must be terminated by the Company without cause or resign for good reason (thereby eliminating any Tier 1 participant’s right to receive such benefits upon termination of employment for any reason other than by the Company for cause), and (b) participants who are terminated within six months (rather than three months, as previously provided under the Plan) following a potential change in control (which is followed by an actual change in control within nine months, rather than six months, as previously provided by the Plan, after the potential change in control) are eligible for such benefits.

The Compensation Committee and the Board also approved certain clarifying and administrative amendments to the Plan.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Calpine Corporation Amended and Restated Change in Control and Severance Benefits Plan, filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Calpine Corporation Amended and Restated Change in Control and Severance Benefits Plan.†
__________

†	Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: November 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Calpine Corporation Amended and Restated Change in Control and Severance Benefits Plan.†
__________

†	Management contract or compensatory plan, contract or arrangement.

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